Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Da-Lite Screen Company, Inc. (the “Company”) for the period ending January 1, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard E Lundin, as Chief Executive Officer of the Company, certify, pursuant to and for purposes of 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 26, 2010

/s/ Richard E. Lundin
Richard E. Lundin
Chief Executive Officer